Allstate Assurance Company
(now known as Everlake Assurance Company)

Allstate Assurance Company Variable Life Separate Account
(to be renamed Everlake Assurance Company Variable Life Separate Account)

Supplement dated November 19, 2021
to the Prospectus and Statement of Additional Information for

FutureVest Variable Universal Life

This supplement updates certain information contained in the prospectus and statement of additional information, as applicable, for the Policy listed above. Please read this supplement carefully and keep it for future reference. No other action is required of you.

On November 1, 2021, Allstate Financial Insurance Holdings Corporation and Allstate Insurance Company completed their sale of Allstate Assurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation (the “Transaction”). As a result of the Transaction, Allstate Distributors, LLC, has changed its name to Everlake Distributors, LLC, and Allstate Assurance Company has changed its name to Everlake Assurance Company (the “Company”). The Company is changing the names of its separate accounts, including the one named above, and certain of its Policies in the near future to reflect the change in the Company’s name. You will receive an endorsement to your Policy that reflects these name changes, as applicable.

The terms and provisions of your Policy will not be changed by the Transaction.

If you have any questions about this supplement, please contact our customer service center at 1-800-865-5237 or your registered representative.